UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                  __________

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) March 20, 2003


                            The Warnaco Group, Inc.
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            (Exact Name of Registrant as Specified in its Charter)


          Delaware                     001-10857                 954032739
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(State or other jurisdiction of  (Commission File Number)      (IRS Employer
       incorporation)                                       Identification No.)


90 Park Avenue, New York, New York                                     10016
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(Address of principal executive offices)                             (Zip Code)



Registrant's telephone number, including area code:   (212) 661-1300


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        (Former name or former address, if changed since last report.)




Item 5.  Other Events.

      The Warnaco Group, Inc.'s (the "Company") 2003 Annual Meeting of Stockholders (the "2003 Annual Meeting") will be held on Thursday, May 28, 2003 at 10:00 A.M., Eastern Daylight Time, at the Doral Park Avenue Hotel, 70 Park Avenue, New York, New York 10016.

      Stockholders of record at the close of business on April 21, 2003 will be entitled to notice of and to vote at the 2003 Annual Meeting.

      Stockholder proposals submitted for inclusion in the Company's proxy statement under Securities and Exchange Commission ("SEC") Rule 14a-8 will be considered timely if received in writing by the Company at its principal offices by April 9, 2003. Similarly, stockholder proposals made outside of SEC Rule 14a-8 must be received in writing by the Company at its principal offices by April 9, 2003.

      The Company expects to mail its Annual Report to Stockholders for the fiscal year ended January 4, 2003 along with the Notice and Proxy Statement of the 2003 Annual Meeting on or about April 28, 2003.


                                   SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                               THE WARNACO GROUP, INC.


                               By /s/ Jay A. Galluzzo
                                  ------------------------------------------
                                  Name:   Jay A. Galluzzo, Esq.
                                  Title:  Vice President and General Counsel




Date: March 20, 2003